EXHIBIT 32(a)


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Darden Restaurants, Inc. ("Company") on Form 10-K/A for the year ended May 30, 2004, as filed with the Securities and Exchange Commission ("Report"), I, Clarence Otis, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/ Clarence Otis, Jr.
                                                    --------------------------
                                                    Clarence Otis, Jr.
                                                    Chief Executive Officer
                                                    January 6, 2005